CERTIFICATION OF PERIODIC REPORT



I, R. Ian Rigg, Chief Financial Officer of Mercer International Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August  13,  2002


                                                     /s/  R.  Ian  Rigg
                                                     -------------------------
                                                     R.  Ian  Rigg
                                                     Chief  Financial  Officer